Exhibit 99.1

ELECTRA AI and Iron Horse Acquisition II Corp Take to the Water with Westbrook Racing by Visit Angola at the E1 Miami GP 2026

The AI Brain for Batteries™ platform goes trackside as ELECTRA AI races as the Official Battery Intelligence Partner, with its branding on the team’s RaceBird.

BOSTON, MA, BOCA RATON, Fla., and MIAMI, Fla. – Nov 12, 2026 – ELECTRA AI (“ELECTRA”), the AI Brain for Batteries™ platform, and Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (“Iron Horse”) today announced that ELECTRA AI races as the Official Battery Intelligence Partner of Westbrook Racing by Visit Angola at the E1 Miami GP 2026, November 11–14. ELECTRA AI branding debuts on the team’s RaceBird, bringing the company’s battery intelligence from the data room to the water.

ELECTRA AI holds the Official Battery Intelligence Partner designation under a three-year deployment of the AI Brain for Batteries™ platform together with its Race Boost Optimizer module. The partnership extends from the software to the boat: ELECTRA AI’s brand is on the hull, and its technology is behind the crew’s decisions. E1 is a proving ground under extreme conditions, and the same battery intelligence applies across e-mobility, fleets and energy storage, where operators need more usable energy, longer battery life and safer operation.

From data to the water

The AI Brain for Batteries™ platform supports the team with a clear read on the battery pack, from State of Health, Charge, and Power to Remaining Useful Life, using physics-informed AI. Using the Team’s post-race telemetry data- the same data available to all teams- its Race Boost Optimizer module analyzes how the Team uses its boost and helps optimize strategy for the specific characteristics and layout of each race course, while the platform tracks battery health and performance over time to help the Team understand degradation and longer-term trends.

Electric powerboat racing is decided at the edge of what a battery can deliver. Energy is finite, boost windows are short, and every decision on how to deploy power counts. That is the environment ELECTRA AI builds for: where energy has to be understood, trusted, and used to its full potential.

The AI Brain for Batteries™ platform joins the team’s engineering toolkit as a software tool that uses the Team’s post-race telemetry data, the same data available to all teams, to deepen the engineers’ understanding of the battery. It makes no changes to the battery management system and works within the E1 technical regulations, while the crew keeps every call.

Precision at the limit

“For decades, batteries have been treated as dumb assets: hardware you install and hope performs. E1 shows what happens when they become smart ones, understood, optimized and trusted at the limit. The same shift is coming to every vehicle, fleet and energy storage system, and we intend to lead it,” said Fabrizio Martini, CEO and Co-Founder of ELECTRA AI.

“Every technological renaissance starts where the stakes are highest. AI’s real promise isn’t automation but augmentation: on this boat, the crew keeps every decision, with a sharper view of their energy. That is the intelligence electrification needs,” said Giovanni Rossi, Head of Marketing & Communications, ELECTRA AI.

“When you’re on the water, you need to trust the energy you have. Having a clearer read on how the pack is holding up and how we used our boost after each race changes how we approach the next one,” said the Westbrook Racing by Visit Angola Team.

About ELECTRA AI

ELECTRA AI is the leading AI-driven cleantech and B2B software company, accelerating the world’s transition to electrification by unlocking the full potential of battery technology. ELECTRA AI builds the AI Brain for Batteries™ platform, a unified intelligence layer that enables battery systems to be monitored, optimized, and controlled across their full lifecycle. By combining Agentic AI, Physical AI, Physics-informed Battery Modeling with Large Quantitative Models (LQMs), ELECTRA AI transforms batteries from passive hardware into intelligent, adaptive, and increasingly autonomous assets.

ELECTRA AI powers battery intelligence across every major battery-powered sector, including Energy Infrastructure (BESS for grid, renewables, and data centers), autonomous systems (robotics, humanoid, space assets), and e-mobility, helping make electrification safer, more resilient, and more economically productive. ELECTRA AI was co-founded in 2015 by Fabrizio Martini, inspired by work conducted as a Principal Investigator on NASA projects.

ELECTRA AI has entered into a definitive business combination agreement with Iron Horse Acquisition II Corp. (Nasdaq: IRHO). The combined company is expected to list on Nasdaq in the second half of 2026 under the ticker AIBR. More information is available at https://www.electrabrain.ai/investors/.

About Iron Horse Acquisition II Corp.

Iron Horse Acquisition II Corp. (Nasdaq: IRHO) (www.ironhorseacquisitions.com) is a special purpose acquisition company co-founded by CEO and Chairman Jose Antonio Bengochea and CFO Bill Caragol. Iron Horse completed its initial public offering in December 2025, raising gross proceeds of approximately $230 million. Iron Horse was formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses, with a particular focus on companies in the AI, media, and technology sectors.

About Westbrook Racing by Visit Angola

Westbrook Racing by Visit Angola competes in the UIM E1 World Championship, the global platform for electric marine racing dedicated to advancing sustainable mobility on water. The team finished second overall in its debut 2024 season and has since established itself as one of the series’ leading contenders. In March 2026, Westbrook Racing by Visit Angola announced a title partnership with Visit Angola, the country’s national tourism authority. Beginning with the second race of the 2026 season, the team competes as Westbrook Racing by Visit Angola, a strategic collaboration designed to boost international visibility, support tourism development, and drive long-term investment in sport and sustainability. The team fields a mixed-gender pilot line-up: Sara Price, one of the most accomplished female drivers in cross-country motor racing, and Lucas Ordóñez, a Le Mans 24 Hours podium finisher and one of the most recognizable names to emerge from GT racing and driver development programs. Led by actor Will Smith and backed by co-owners Leonardo Maria Del Vecchio and Alshair Fiyaz, Westbrook Racing by Visit Angola blends performance, innovation, and global storytelling to engage fans and partners worldwide. Operating at the intersection of sport, sustainability, and entertainment, the team is helping advance electric marine technology while building a globally relevant platform for its partners. More information: https://westbrook-racing.com

Forward-Looking Statements

Certain statements in this press release may be considered “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Iron Horse’s or Electra’s future financial or operating performance. For example, statements regarding ELECTRA’s partnership with Westbrook Racing by Visit Angola and the anticipated deployment of its platform; ELECTRA’s technology, strategy, and market opportunity across e-mobility, fleets, and energy storage; the anticipated timing of the closing of the proposed business combination (the “Business Combination”) pursuant to the Business Combination Agreement, dated April 21, 2026 (the “BCA”), and the expected listing of the combined company on Nasdaq, expectations regarding the combined company’s business, and potential benefits of the transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Iron Horse and Electra and their respective management teams, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; (ii) the outcome of any legal proceedings that may be instituted against Iron Horse, Electra, the combined company, or others following the announcement of the transaction; (iii) the inability to complete the transaction due to the failure to obtain approval of the stockholders of Iron Horse or to satisfy other conditions to closing; (iv) changes to the proposed structure of the transaction that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the transaction; (v) the ability to meet Nasdaq’s continued listing standards following the consummation of the transaction; (vi) the risk that the transaction disrupts current plans and operations of Electra as a result of the announcement and consummation of the transaction; (vii) the ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (viii) costs related to the transaction; (ix) changes in applicable laws or regulations; and (x) the possibility that Electra or the combined company may be adversely affected by other economic, business, and/or competitive factors. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Iron Horse nor Electra undertakes any duty to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Additional Information about the Business Combination and Where to Find It

In connection with the proposed business combination, Iron Horse and Electra have filed a registration statement on Form S-4 (the “Registration Statement”) with the SEC, which includes a proxy statement/prospectus, and certain other related documents, to be used at the meeting of stockholders to approve the proposed business combination. INVESTORS AND SECURITY HOLDERS OF IRON HORSE ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS THERETO, AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELECTRA, IRON HORSE, AND THE BUSINESS COMBINATION. The definitive proxy statement will be mailed to shareholders of Iron Horse as of a record date to be established for voting on the proposed business combination and other proposals. Investors and security holders will also be able to obtain copies of the Registration Statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Loeb & Loeb LLP.

Participants in the Solicitation

Iron Horse, Electra, and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Iron Horse’s stockholders in connection with the proposed business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination are contained in the Registration Statement.

Media Contacts

ELECTRA AI

www.electrabrain.ai

Giovanni Rossi – grossi@electravehicles.com

IRON HORSE

www.ironhorseacquisitions.com

Bill Caragol – bill@ironhorseacquisition.com

WESTBROOK RACING BY VISIT ANGOLA

https://westbrook-racing.com/

Yan Lefort - yan@westbrook-racing.com

4